UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2019

OPES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38417	82-2418815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Park Plaza Torre I

Javier Ramos Sierra 540, Of. 103

Col. Santa Fe

01210 México City, México

(Address of Principal Executive Offices) (Zip Code)

+52 (55) 5992-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	OPESU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	OPES	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	OPESW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2019, each of Jose Antonio Canedo White, the Chief Executive Officer and a director of Opes Acquisition Corp. (“Company”), Gonzalo Gil White, the Company’s chairman of the board of directors, Miguel Angel Villegas Vargas, the Company’s Chief Financial Officer, and each of Adolfo Rios Olivier and Rodrigo Lebois Mateos advised the Company that he was resigning from each and every office and position he holds with the Company, each resignation to be effective upon the board’s acceptance thereof, which ocurred on the same date. The foregoing resignations were not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

Immediately following the resignations of Messrs. Cañedo White, Gil White Rios Olivier and Lebois Mateos from the Company’s board of directors, the board of directors appointed Seth Weinberg, David Mack, Lazaros Nikeas and Ophir Sternberg to fill the vacancies created by the resignations.

Further, immediately following the resignations of Mr. Cañedo White as Chief Executive Officer and Mr. Villegas Vargas as Chief Financial Officer, David Mack was appointed Chief Executive Officer of the Company and José Luis Córdova was appointed Chief Financial Officer of the Company.

Seth Weinberg, 46 years old, is a Founding Partner of Weinberg Zareh Malkin Price LLP, and its predecessor law practice, formed in 2009, and heads the firm’s corporate law practice. Mr. Weinberg represents businesses at every stage of their development, including formation, financing, regulation, acquisition, and reorganization. In addition to general corporate and transactional practice, Mr. Weinberg’s practice has a concentration in food and beverage regulatory projects, advising food and beverage companies (including spirits, wine, beer and non-alcoholic beverages) about regulatory compliance, licensing and risk allocation. Mr. Weinberg has extensive experience working with the investment management industry, representing investment managers and their portfolio companies, designing and implementing management and profit-sharing arrangements, and special-situation transactions, expansions and contractions of businesses, individual investments and portfolio transactions. Mr. Weinberg also regularly advises consumer goods companies (both durable and fast-moving), public and private operating companies across multiple sectors, finance companies, consulting ventures, insurance firms, and individuals. From 2006 to 2009, he served as Senior Vice President, General Counsel and Corporate Secretary to Castle Brands Inc., a publicly traded consumer goods company. Prior to that, Mr. Weinberg practiced law at major New York law firms from 1998 to 2006. Mr. Weinberg is a member of the adjunct faculty of Columbia Law School, where he currently teaches Food Law & Policy. He also is a sought after as a speaker for industry panels on corporate law, transactions, and other matters involving highly regulated industries such as finance, alcohol, food and beverage, and automotive. Mr. Weinberg is a member of the Columbia Law School Alumni Board and the Board of Governors of the Penn Club of New York. Mr. Weinberg received his J.D. from Columbia Law School (with a Parker School Certificate of Achievement in International Law), and a B.A. from the University of Pennsylvania. He is admitted to the bar in the State of New York and the Supreme Court of the United States.

David Mack, 49 years old, is a lawyer and investor with 25 years of experience in the US, UK and Australia. Since January 2018, he has worked for Drivetrain LLC, a company that provides independent fiduciary services such as independent directors, litigation and liquidation trustees for companies or estates. Mr. Mack sits on the boards of a number of private companies and was previously on the board of directors of Terraform Global, Inc. in 2017. From 2009 to 2016, Mr. Mack was a Managing Director at Perry Capital, a New York based hedge fund. From 2000 to 2009, he was at Simpson Thacher & Bartlett LLP where he practiced law in the Bankruptcy and Credit Group with a focus on advising secured lenders. Prior to 2000, he had worked in the banking and restructuring groups of Linklaters LLP in London and Mallesons Stephen Jaques in Sydney. Mr. Mack received a BA and an LLB from the University of Sydney, Australia.

Lazaros Nikeas, 43 years old, has served as a principal investment manager for Weston Energy, a portfolio company of New York private equity group, Yorktown Partners LLC, since 2018. From 2016 to 2017, he was a Partner of Traxys Capital Partners, a private equity vehicle focused on mining, chemicals and industrial investments in partnership with The Carlyle Group. Before moving into private equity, he served as the Head of Corporate Finance Advisory for Materials, Mining and Chemicals for North America for BNP Paribas from 2010 to 2016. Other investment banking roles included Partner in Mergers & Acquisitions Advisory at Hill Street Capital from 2002 to 2010 and as a Corporate Finance Analyst at Morgan Stanley from 2000 to 2002. Mr. Nikeas received a Bachelor of Arts from Amherst College.

Ophir Sternberg, 49 years old, has over 26 years of experience investing in all segments of the real estate industry, including land acquisitions, luxury residential, hospitality, commercial and retail. He is the Founder of Lionheart Capital, an investment firm, and has served as its Chief Executive Officer since its formation in 2009. From 1993 to 2009, Mr. Sternberg was the Founder and Managing Partner of Oz Holdings, LLC, a private real estate investment and management company. Once a member of an elite Israeli Defense Force unit, Mr. Sternberg studied finance at Sy Syms School of Business at Yeshiva University.

Jose Luis Cordova Vera, 32 years old, has been a private consultant since October 2019. From 2017 to September 2019, he served as Vice President of Strategic Planning & Finance at Oro Negro, a Mexican oilfield services company. From 2012 to 2015, Mr. Cordova worked for Deloitte as Vice President of Corporate Finance. He has also held roles in investment risk management for large financial institutions. Mr. Cordova is an Industrial Engineer from Pontificia Universidad Catolica del Peru, received an M.B.A. from Cornell University, and is a CFA and CAIA Charterholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2019

OPES ACQUISITION CORP.

By:	/s/ José Luis Cordova
Name: José Luis Cordova
Title: Chief Financial Officer

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